UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2018

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-212821	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street, Suite 714, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(760) 466-8076

(Registrant’s telephone number, including area code)

NEWMARKT CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2018, the Company filed Amended and Restated Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State, pursuant to which the Company changed its name from Newmarkt Corp. to Ozop Surgical Corp. (the “Name Change”), in order to reflect more accurately the name of its core service offering and operations. Stockholders holding 73% of the voting power have voted in favor of the Amendment. The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Name Change, the Company will be assigned a new CUSIP number and trading symbol for its common stock which is quoted on the OTC Pink tier of OTC Markets Group Inc. The Company will submit the requisite documents and other information to the Financial Industry Regulatory Authority, Inc. (“FINRA”) to process the Name Change. The Name Change will not be effective until the Company receives FINRA’s approval. At such time as the Company’s name change is effective with FINRA, and it is assigned a new CUSIP and trading symbol, the Company will make a subsequent announcement.

There will be no mandatory exchange of stock certificates. Following the Name Change, the share certificates which reflect the Company’s prior name will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent, VStock Transfer Agent.

The Amendment also increased the authorized shares of capital stock of the Company to 300,000,000, of which 290,000,000 has been designated as common stock, par value $0.001, and 10,000,000 shares have been designated as preferred stock, par value $0.001 (the “Preferred Stock”), which such Preferred Stock shall be issuable in such series, and with such designations, rights and preferences as the Board of Directors may determine from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Certificate of Amendment of Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State on May 8, 2018

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWMARKT CORP.

Date: May 14, 2018	By:	/s/ Michael Chermak
Michael Chermak
Chief Executive Officer